UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 16, 2008 (July 14, 2008)

RADYNE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11685	112569467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3138 East Elwood Street, Phoenix, Arizona 85034

(Address of Principal Executive Offices) (Zip Code)

(602) 437-9620

(Registrant’s telephone number, including area code)

_______________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 14, 2008, Radyne Corporation (“Radyne”) requested that Citibank, N.A., as administrative agent, terminate its Credit Agreement (the “Credit Agreement”) effective July 28, 2008. The Credit Agreement, originally entered into on August 31, 2007, has a revolving commitment of $60,000,000. Radyne has no significant indebtedness under the Credit Agreement. Radyne requested the termination pursuant to it agreement to be acquired by Comtech TA Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2008

RADYNE CORPORATION

By:	/s/ Malcolm C. Persen
Malcolm C. Persen Chief Financial Officer